UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2026
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of principal executive offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Company held its Annual Meeting of Shareholders on May 19, 2026 (the “2026 Annual Meeting”). At the 2026 Annual Meeting, the Company’s shareholders approved Amendment No. 1 the Company’s 2025 Long-Term Incentive Plan (the “Plan”), increasing the number of common shares authorized for issuance under the Plan by 2,650,000 shares. A description of the Plan is included in the Company’s proxy statement, which was filed with the Securities and Exchange Commission on Schedule 14A on April 9, 2026. Amendment No. 1 to the Plan is attached hereto as Exhibit 10.1.
ITEM 5.07 Submission of Matters to a Vote of Security Holders.
At the 2026 Annual Meeting the following matters were voted on by the Company’s shareholders. The matters voted upon and the results, as certified by the Inspector of Elections, were as follows:
1.The nine Company nominees for election to the Board of Directors were elected, each for a one-year term, by the following votes:

Nominee	For	Withheld	Broker Non-Votes
Aron R. English	21,416,977	41,339	2,620,208
Ira C. Kaplan	18,487,949	2,970,367	2,620,208
Kim Korth	17,981,620	3,476,696	2,620,208
William M. Lasky	19,394,736	2,063,580	2,620,208
Natalia Noblet	21,282,594	175,722	2,620,208
Carsten J. Reinhardt	20,842,937	615,379	2,620,208
Sheila Rutt	20,338,981	1,119,335	2,620,208
Frank S. Sklarsky	20,744,637	713,679	2,620,208
James Zizelman	21,267,549	190,767	2,620,208
2.The proposal to ratify the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2026 was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
23,883,582	194,854	88	—
3.A non-binding advisory resolution to approve the 2025 compensation paid to the Company’s Named Executive Officers was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
15,986,309	5,458,156	13,851	2,620,208
The Company’s policy is to have an advisory non-binding shareholder vote on the compensation of the Company’s Named Executive Officers on an annual basis.
4.The proposal to approve Amendment No. 1 to the Stoneridge, Inc. 2025 Long-Term Incentive Plan was approved by the following votes:

For	Against	Abstain	Broker Non-Votes
17,773,424	3,557,150	127,742	2,620,208

ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 1 to the Stoneridge, Inc. 2025 Long-Term Incentive Plan.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: May 26, 2026	/s/ Robert J. Hartman Jr.
Robert J. Hartman Jr. Interim Chief Financial Officer and Treasurer (Principal Financial Officer)